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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 14, 1999
                                Date of Report
                       (Date of Earliest Event Reported)

                          NEXTPATH TECHNOLOGIES, INC.
            (Exact Name of Registrant as Specified in its Charter)

                           114 South Churton Street
                                   Suite 101
                           Hillsborough, N.C. 27278
                   (Address of principal executive offices)

                                 919/644-0600
                              919/644-1115 (fax)
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
        (Former name and former address, if changed since last report)

     Nevada                      000-26425                   84-1402416
     (State or other            (Commission                  (I.R.S. Employer
     jurisdiction of            File Number)                 Identification No.)
     incorporation)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 14, 1999, NextPath closed its acquisition of Sagebrush Technology, Inc., a New Mexico corporation ("Sagebrush/New Mexico"). It was accomplished through a forward triangular merger by which Sagebrush/New Mexico merged into Sagebrush Technology, Inc., a Delaware corporation wholly owned by NextPath ("Sagebrush"). The surviving corporation is Sagebrush.

Donald G. Carson, the founder and former President and majority shareholder of Sagebrush/New Mexico, has executed a Consulting Agreement with Sagebrush and will advise Sagebrush's management on issues related to the design, engineering and marketing of precision positioning devices and other matters. The remaining former management and employees of Sagebrush/New Mexico are now those of Sagebrush. The principal place of business of Sagebrush will remain in Albuquerque.
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The merger consideration paid by NextPath to the shareholders of Sagebrush/New
Mexico was as follows:

(a) $2,625,000 ($1,750,000 paid at closing and $875,000 paid to an escrow agent under the terms of a one year escrow agreement); and

b) 600,000 shares of NextPath restricted common stock with piggy-back registration rights.

Sagebrush is engaged in the business of designing, developing, manufacturing and marketing positioning devices (gimbals and antenna positioners) based primarily on its patented and proprietary Roto-Lok(R) rotary drive technology. Gyroscopic gimbal systems are used in ships, airplanes, missiles and many other applications to indicate a stable reference plane, even when the vehicle is pitching, rolling or changing direction. Antenna positioners are the devices that point antennas, such as portable satellite antennas used by the military, networks and local television stations, at a target.

Sagebrush's clients include Intel, IBM, Motorola, Inc., NASA Goddard Space Flight Center, Lockheed/Martin, Lucent Technologies, McDonnell Douglas, Northrop Grumman, Delco Defense, U.S. Army, White Sands Missile Range. A partial client list can be seen at www.sagebrushtech.com.

A press release regarding NextPath's acquisition of Sagebrush Rechnology, Inc. and certain other matters was issued by NextPath on December 16, 1999 and is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are filed with this report, but they will be filed within 60 days after the date that the initial Form 8-K must be filed.

EXHIBITS

99.1  Press Release dated December 16, 1999 issued by the Company.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEXTPATH TECHNOLOGIES, INC.


                                     By /s/ Frederick F. Wolfer, Jr.
                                        ----------------------------------------
                                        Frederick F. Wolfer, Jr., Vice President

Date:  December 21, 1999